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                             SECOND AMENDMENT TO
                            STOCK OPTION AGREEMENT


     THIS SECOND AMENDMENT TO STOCK OPTION AGREEMENT (this "Amendment") is made and entered into as of November 3, 1997, by and between TOMORROW'S MORNING, INC., a California corporation (the "Company"), and Adam Linter ("Optionee") with respect to the following facts and circumstances:

     A. The Company previously entered into a Stock Option Agreement dated as of April 14, 1995 (the "Agreement"), with Optionee relating to 6% of the issued and outstanding shares of the Company's Common Stock as of the date Optionee exercises the option.

     B. The Agreement has since been amended by an Amendment to Stock Option Agreement dated as of April 18, 1997. All references to the Agreement herein shall be deemed to include the terms of such amendment.

     C. For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Optionee now desire to further amend the Agreement in the following respects.

            1.     Amendment of Section 1.1.  Section 1.1 of the Agreement is
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hereby deleted in its entirety and replaced with the following:

                   "1.1  Grant of Option.  The Company, pursuant and subject
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to the terms and conditions of this Agreement, grants to Optionee the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, 281,113 shares of the Company's Common Stock (the "Shares"). It is intended by the parties hereto that the Shares subject to this Option are dilutable by events prior to the exercise of the Option."

            2.     Ratification of Remaining Terms.  Except as expressly set
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forth in this Amendment, all of the terms and provisions of the Agreement, as previously amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                TOMORROW'S MORNING, INC.


                                By: /s/ Steven Raft
                                    ---------------------------
                                Title:  Chief Financial Officer
                                        -----------------------
                                   /s/ Adam Linter
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                                     Adam Linter





                                  EXHIBIT 10